Exhibit 10.40

Freddie Mac Loan No. 948843233
Verandas at Mitylene

AGREEMENT FOR AMENDMENT OF DOCUMENTS

The undersigned (“Parties”) executing this Agreement are parties to a certain loan transaction pursuant to an application made to and accepted by BERKADIA COMMERCIAL MORTGAGE LLC, a Delaware limited liability company (“Lender”) wherein Lender will make and sell to FEDERAL HOME LOAN MORTGAGE CORPORATION (“Freddie Mac”) a first mortgage in the amount of $21,930,000.00 (the “Loan”) to the owner(s) (“Owner”) of a project commonly known as Verandas at Mitylene, located in Montgomery (Montgomery County), Alabama.

The Multifamily Mortgage, Assignment of Rents and Security Agreement (the “Security Instrument”) which is to secure the Loan is to be recorded in the Probate Records of Montgomery County, Alabama.

Lender and Freddie Mac require the Security Instrument and documents evidencing or securing the Loan (collectively, “Loan Documents”) to be on forms approved by Lender and Freddie Mac for use in the state in which the project is located.

The Parties desire to proceed with the closing with the understanding and agreement that any changes or modifications to the Security Instrument or other Loan Documents required by Freddie Mac, and communicated to Lender, after delivery of the Security Instrument or other Loan Documents to Freddie Mac, will be made by the parties hereto.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                  The Loan closing will proceed using the Freddie Mac forms in accordance with the Freddie Mac requirements. The model form of Loan Documents prescribed by Freddie Mac will be used for purposes of completing the closing, although such documents are subject to post closing review by Freddie Mac. The Parties, and each of them, agree that any changes or modifications in the Loan Documents required by Freddie Mac will be made by the Parties; provided, however, that except to comply with the terms and requirements of Lender’s Commitment for the Loan, the Parties shall not be required under this Agreement to agree to or accept any Lender or Freddie Mac modifications which shall have the effect of (a) materially increasing any obligation undertaken by or imposed under the Loan Documents as executed, or (b) materially changing the applicability, scope or effect of any covenant, condition or restriction from that contained in the Loan Documents as executed. Provided further that the Owner shall not be responsible for any fees, costs or expenses of Lender or Freddie Mac incurred or arising from any changes or modifications required by Freddie Mac or Lender after Loan Closing.

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2.                  Failure upon the part of any of the Parties to make the changes in the Loan Documents required by Lender or Freddie Mac within two (2) business days after written notice by Lender to the Parties involved shall be deemed to be an Event of Default under the Loan Documents and Lender may take any and all action as a result of or as necessary to cure such Event of Default, including, but not limited to, withholding of funds.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of this 27th day of July, 2017.

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OWNER: IRESI MONTGOMERY MITYLENE, L.L.C., a Delaware limited liability company

By:	Inland Residential Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Inland Residential Properties Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ David Z. Lichterman
David Z. Lichterman Chief Accounting Officer, Treasurer and Vice President

Agreement for Amendment of Documents                                                                                                                  Page 3

GUARANTOR: INLAND RESIDENTIAL PROPERTIES TRUST, INC., a Maryland corporation

By:	/s/ David Z. Lichterman
David Z. Lichterman Chief Accounting Officer, Treasurer and Vice President

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